                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 2001
                       --------------------------------


                      ABC DISPENSING TECHNOLOGIES, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           FLORIDA                   0-14922                    59-2001203
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 (STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)

    451 KENNEDY ROAD, AKRON OHIO                                   44305
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (330) 733-2841

                 --------------------------------------------

                                NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  See Press Release attached as EXHIBIT A.
                                                ---------




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ABC DISPENSING TECHNOLOGIES, INC.


Date: November 14, 2001                  By: /s/ CHARLES M. STIMAC, JR.
                                             -----------------------------
                                                 Charles M. Stimac, Jr.
                                                 President